STATE FARM ASSOCIATES’ FUNDS TRUST

Supplement dated July 26, 2018 to the Summary Prospectus dated April 1, 2018 of State Farm Associates’ Funds Trust Growth Fund (the “Summary Prospectus”).

Effective immediately, the following changes are made to the Summary Prospectus:

On pages 1-2 of the Summary Prospectus, the information beginning with “Principal Investment Strategies” on page 1 of the Summary Prospectus and ending before “Investment Results” on page 2 of the Summary Prospectus is deleted and replaced with the following:

Principal Investment Strategies

The Fund invests under normal circumstances at least 80% of its assets in common stocks and other income-producing equity securities. State Farm Investment Management Corp. (the “Manager”), investment adviser to the Fund, chooses stocks for the Fund’s portfolio for their long-term potential to generate capital gains, but may also consider a stock’s long-term potential to generate growth in income. Although there is no restriction on the size of the companies in which the Fund invests, ordinarily most of the Fund’s investments are in companies with market capitalizations of at least $1.5 billion at the time of investment.

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

In general, the Manager employs a long-term ownership strategy, which emphasizes buying and holding securities as long-term investments. However, the Manager may sell securities the Fund holds at any time and for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•

Tax Risk.    The Fund’s long-term ownership strategy historically has resulted in a low rate of turnover in its portfolio. Therefore, the Fund has accumulated a large amount of unrealized capital gains, and distribution of such gains to shareholders may be larger than the capital gain distributions made by other similar mutual funds. Should the Manager sell any appreciated assets, shareholders generally will receive their proportional share of the resulting realized capital gains regardless of how long they owned such shares. As a result, unless you are purchasing shares of the Fund through a tax-advantaged account (such as an IRA), buying such shares at a time when the Fund has unrealized gains might eventually cost you money in taxes.

•

Long-term Ownership Strategy Risk.    The Fund’s investment approach generally emphasizes buying and holding securities over long periods. As such, the Fund could continue to hold certain securities through adverse cycles for those securities rather than selling them, which could cause the Fund to underperform compared to a fund that has invested in similar securities but actively shifts its portfolio assets to take advantage of market opportunities and that does not seek reduced portfolio turnover. In determining which portfolio securities to sell, the Manager considers, and seeks to mitigate, the amount of capital gains that may be realized by such sale.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be retained and read in conjunction with the Summary Prospectus. Please keep it for future reference.